Summary of Significant Accounting Policies (Policies)	11 Months Ended
Feb. 02, 2013
Summary of Significant Accounting Policies [Abstract]
Sale of Best Buy Europe
Sale of Best Buy Europe

During the first quarter of fiscal 2014, we entered into a definitive agreement with Carphone Warehouse Group plc ("CPW") to sell our 50% ownership interest in Best Buy Europe to CPW. The transaction is subject to the approval of CPW shareholders and certain European regulators. We expect the transaction to be completed in the second quarter of fiscal 2014. As a result, the assets and liabilities of Best Buy Europe were determined to be held for sale as of the end of our first quarter of fiscal 2014 and were reported as such in our Quarterly Report on Form 10-Q. We also adopted discontinued operations presentation for Best Buy Europe and included its results of operations in discontinued operations in the first quarter of fiscal 2014. See Note 4, Discontinued Operations, for further information. The Financial Statements and Notes to Financial Statements have been retrospectively adjusted accordingly.

Description of Business
Description of Business

We are a multi-national e-commerce and physical retailer of consumer electronics, including mobile phones, tablets and computers, large and small appliances, televisions, digital imaging and entertainment products and related accessories. We have two operating segments: Domestic and International. The Domestic segment is comprised of store, call center and online operations in all states, districts and territories of the U.S., operating under the brand names Best Buy, Best Buy Mobile, Geek Squad, Magnolia Audio Video and Pacific Sales. The International segment is comprised of: (i) all Canada store, call center and online operations, operating under the brand names Best Buy, Best Buy Mobile, Cell Shop, Connect Pro, Future Shop and Geek Squad, (ii) all Europe store, call center and online operations, operating under the brand names The Carphone Warehouse, The Phone House and Geek Squad, (iii) all China store and call center operations, operating under the brand names Five Star and Best Buy Mobile and (iv) all Mexico store operations operating under the brand names Best Buy, Best Buy Express and Geek Squad.

In addition to our retail store operations, we also operate websites including BestBuy.com, BestBuy.ca, BestBuyMobile.com, CarphoneWarehouse.com, FutureShop.ca and PhoneHouse.com.
Basis of Presentation

The consolidated financial statements include the accounts of Best Buy Co., Inc. and its consolidated subsidiaries. Investments in unconsolidated entities over which we exercise significant influence but do not have control are accounted for using the equity method. All intercompany balances and transactions are eliminated upon consolidation.

In order to align our fiscal reporting periods and comply with statutory filing requirements, we consolidate the financial results of our Europe, China and Mexico operations on a lag. Due to our fiscal year-end change, this was a one-month lag in fiscal 2013 (11-month) and a two-month lag in fiscal 2012 and 2011. Our policy is to accelerate recording the effect of events occurring in the lag period that significantly affect our consolidated financial statements. In fiscal 2012, we recorded $82 million of restructuring charges recorded in January 2012 related to our large-format Best Buy branded store closures in the United Kingdom ("U.K") as well as a $1.2 billion goodwill impairment charge attributable to our Best Buy Europe reporting unit. Except for these restructuring activities and the goodwill impairment in fiscal 2012, no significant intervening event occurred in these operations that would have materially affected our financial condition, results of operations, liquidity or other factors had it been recorded during fiscal 2013 (11-month). For further information about our restructuring and the nature of the charges we recorded, refer to Note 7, Restructuring Charges. For further information about the goodwill impairment, refer to Goodwill and Intangible Assets below, as well as Note 3, Profit Share Buy-Out.

In preparing the accompanying consolidated financial statements, we evaluated the period from February 3, 2013 through the date the financial statements were issued for material subsequent events requiring recognition or disclosure. No such events were identified for this period.

Fiscal Year
Fiscal Year

On November 2, 2011, our Board of Directors approved a change in our fiscal year-end from the Saturday nearest the end of February to the Saturday nearest the end of January, effective beginning with our fiscal year 2013. As a result of this change, our fiscal year 2013 is an 11-month transition period beginning March 4, 2012 through February 2, 2013. Concurrent with the change, we began consolidating the results of our Europe, China and Mexico operations on a one-month lag, compared to a two-month lag in prior years, to continue aligning the fiscal reporting periods of our international operations with statutory filing requirements. In these consolidated statements, including the notes thereto, financial results for fiscal 2013 are for an 11-month period. Corresponding results for fiscal 2012 and fiscal 2011 are both for 12-month periods. In addition, our Consolidated Statements of Earnings and Consolidated Statements of Cash Flows also include an unaudited 11-month fiscal 2012 (recast). Fiscal 2013 (11-month) included 48 weeks, fiscal 2012 included 53 weeks, and fiscal 2011 included 52 weeks.

Use of Estimates in the Preparation of Financial Statements
Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. ("GAAP") requires us to make estimates and assumptions. These estimates and assumptions affect the reported amounts in the Consolidated Balance Sheets and Consolidated Statements of Earnings and Comprehensive Income, as well as the disclosure of contingent liabilities. Future results could be materially affected if actual results were to differ from these estimates and assumptions.

Cash and Cash Equivalents
Cash and Cash Equivalents

Cash primarily consists of cash on hand and bank deposits. Cash equivalents consist of money market funds, U.S. Treasury bills, commercial paper and time deposits such as certificates of deposit with an original maturity of three months or less when purchased. The amounts of cash equivalents at February 2, 2013, and March 3, 2012, were $740 million and $343 million, respectively, and the weighted-average interest rates were 0.3% and 0.1%, respectively.

Outstanding checks in excess of funds on deposit (book overdrafts) totaled $97 million and $80 million at February 2, 2013, and March 3, 2012, respectively, and are reflected within Accounts payable in our Consolidated Balance Sheets.

Receivables
Receivables

Receivables consist principally of amounts due from mobile phone network operators for commissions earned; banks for customer credit card, certain debit card and electronic benefits transfer (EBT) transactions; and vendors for various vendor funding programs.

We establish allowances for uncollectible receivables based on historical collection trends and write-off history. Our allowances for uncollectible receivables were $92 million and $72 million at February 2, 2013, and March 3, 2012, respectively.

Merchandise Inventories
Merchandise Inventories

Merchandise inventories are recorded at the lower of cost using either the average cost or first-in first-out method, or market. In-bound freight-related costs from our vendors are included as part of the net cost of merchandise inventories. Also included in the cost of inventory are certain vendor allowances that are not a reimbursement of specific, incremental and identifiable costs to promote a vendor's products. Other costs associated with acquiring, storing and transporting merchandise inventories to our retail stores are expensed as incurred and included in cost of goods sold.

Our inventory valuation reflects adjustments for anticipated physical inventory losses (e.g., theft) that have occurred since the last physical inventory. Physical inventory counts are taken on a regular basis to ensure that the inventory reported in our consolidated financial statements is properly stated.

Our inventory valuation also reflects markdowns for the excess of the cost over the amount we expect to realize from the ultimate sale or other disposal of the inventory. Markdowns establish a new cost basis for our inventory. Subsequent changes in facts or circumstances do not result in the reversal of previously recorded markdowns or an increase in the newly established cost basis.

Restricted Assets
Restricted Assets

Restricted cash and investments in debt securities totaled $366 million and $461 million, at February 2, 2013, and March 3, 2012, respectively, and are included in Other current assets or Equity and Other Investments in our Consolidated Balance Sheets. Such balances are pledged as collateral or restricted to use for vendor payables, general liability insurance, workers' compensation insurance and insurance business regulatory reserve requirements.

Property and Equipment
Property and Equipment

Property and equipment are recorded at cost. We compute depreciation using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are depreciated over the shorter of their estimated useful lives or the period from the date the assets are placed in service to the end of the lease term, which includes optional renewal periods if they are reasonably assured. Accelerated depreciation methods are generally used for income tax purposes.

When property is retired or otherwise disposed of, the cost and accumulated depreciation are removed from our Consolidated Balance Sheets and any resulting gain or loss is reflected in our Consolidated Statements of Earnings.

Repairs and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated.

Costs associated with the acquisition or development of software for internal use are capitalized and amortized over the expected useful life of the software, from three to seven years. A subsequent addition, modification or upgrade to internal-use software is capitalized to the extent that it enhances the software's functionality or extends its useful life. Capitalized software is included in Fixtures and equipment. Software maintenance and training costs are expensed in the period incurred.

Property under capital lease is comprised of buildings and equipment used in our operations. The related depreciation for capital lease assets is included in depreciation expense. The carrying value of property under capital lease was $70 million and $69 million at February 2, 2013, and March 3, 2012, respectively, net of accumulated depreciation of $43 million and $60 million, respectively.

Impairment of Long-Lived Assets and Costs Associated With Exit Activities
Impairment of Long-Lived Assets and Costs Associated With Exit Activities

Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Factors considered important that could result in an impairment review include, but are not limited to, significant underperformance relative to historical or planned operating results, significant changes in the manner of use or expected life of the assets, or significant changes in our business strategies. An impairment loss is recognized when the estimated undiscounted cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset (if any) are less than the carrying value of the asset. When an impairment loss is recognized, the carrying amount of the asset is reduced to its estimated fair value based on quoted market prices or other valuation techniques (e.g., discounted cash flow analysis).

When reviewing long-lived assets for impairment, we group long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For example, long-lived assets deployed at store locations are reviewed for impairment at the individual store level, which involves comparing the carrying value of all land, buildings, leasehold improvements, fixtures and equipment located at each store to the net cash flow projections for each store. In addition, we conduct separate impairment reviews at other levels as appropriate, for example to evaluate potential impairment of assets shared by several areas of operations, such as information technology systems.

The present value of costs associated with location closings, primarily future lease costs (net of expected sublease income), are charged to earnings when we have ceased using the specific location. We accelerate depreciation on property and equipment we expect to retire when a decision is made to abandon a location.

At February 2, 2013, and March 3, 2012, the obligation associated with location closings included in Accrued liabilities in our Consolidated Balance Sheets was $83 million and $91 million, respectively, and the obligation associated with location closings included in Long-term liabilities in our Consolidated Balance Sheets was $149 million and $48 million, respectively. The obligation associated with location closings at February 2, 2013, included amounts associated with our fiscal 2013, 2012, and 2011 restructuring activities and the obligation associated with location closings at March 3, 2012, included amounts associated with our fiscal 2012 and 2011 restructuring activities.

Leases
Leases

We conduct the majority of our retail and distribution operations from leased locations. The leases require payment of real estate taxes, insurance and common area maintenance, in addition to rent. The terms of our lease agreements generally range from 10 to 20 years. Most of the leases contain renewal options and escalation clauses, and certain store leases require contingent rents based on factors such as specified percentages of revenue or the consumer price index.

For leases that contain predetermined fixed escalations of the minimum rent, we recognize the related rent expense on a straight-line basis from the date we take possession of the property to the end of the initial lease term. We record any difference between the straight-line rent amounts and amounts payable under the leases as part of deferred rent, in Accrued liabilities or Long-term liabilities, as appropriate.

Cash or lease incentives received upon entering into certain store leases ("tenant allowances") are recognized on a straight-line basis as a reduction to rent from the date we take possession of the property through the end of the initial lease term. We record the unamortized portion of tenant allowances as a part of deferred rent, in Accrued liabilities or Long-term liabilities, as appropriate.

At February 2, 2013, and March 3, 2012, deferred rent included in Accrued liabilities in our Consolidated Balance Sheets was $50 million and $42 million, respectively, and deferred rent included in Long-term liabilities in our Consolidated Balance Sheets was $289 million and $317 million, respectively.

We also lease certain equipment under noncancelable operating and capital leases. In addition, we have financing leases for which the gross cost of constructing the asset is included in property and equipment, and amounts reimbursed from the landlord are recorded as financing obligations. Assets acquired under capital and financing leases are depreciated over the shorter of the useful life of the asset or the lease term, including renewal periods, if reasonably assured.

Goodwill and Intangible Assets
Goodwill and Intangible Assets

Goodwill

Goodwill is the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations. We test goodwill for impairment annually, as of the first day of the fiscal fourth quarter, or when indications of potential impairment exist. We monitor the existence of potential impairment indicators throughout the fiscal year. We test for goodwill impairment at the reporting unit level. Our reporting units are the components of operating segments which constitute businesses for which discrete financial information is available and is regularly reviewed by segment management. No components were aggregated in arriving at our reporting units. Our reporting units with goodwill balances at the beginning of fiscal 2013 (11-month) were Best Buy Domestic, Best Buy Canada, and Five Star.

As a result of the change in our fiscal year-end, we brought forward our annual goodwill impairment testing date by one fiscal month in order to continue our existing practice of assessing goodwill for impairment as of the first day of the fiscal fourth quarter. We believe this change is preferable because it aligns our annual goodwill impairment testing with our financial planning process, which was also adjusted in fiscal 2013 (11-month) to align with our new fiscal calendar. This will allow us to utilize management's updated forecasts in the discounted cash flow ("DCF") analysis used in the estimate of fair value of our reporting units. We have prospectively applied the change in the annual goodwill impairment testing date from November 4, 2012, as it is impracticable to determine objectively the estimates and assumptions necessary to perform the annual goodwill impairment test without the use of hindsight as of each annual impairment testing date for periods prior to November 4, 2012. The change in the annual goodwill impairment testing date did not affect the amount of goodwill impairment charge recorded in fiscal 2013 (11-month) and did not accelerate or delay the timing of recognition of the goodwill impairment charge.

We review goodwill for impairment by first assessing qualitative factors to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount, including goodwill, as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. If it is determined that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, we conclude that goodwill is not impaired. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we conduct detailed impairment testing. The first step of the detailed testing involves estimating the fair value of the reporting unit and comparing this to its carrying amount, including goodwill. If the carrying amount of the reporting unit exceeds its fair value, the second step of the two-step goodwill impairment test is required to measure the goodwill impairment loss. The second step includes hypothetically valuing all tangible and intangible assets and liabilities of the reporting unit as if the reporting unit had been acquired in a business combination. Then, the implied fair value of the reporting unit’s goodwill is compared to the carrying amount of that goodwill. If the carrying amount of the reporting unit’s goodwill exceeds the implied fair value of the goodwill, we recognize an impairment loss in an amount equal to the excess, not to exceed the carrying amount.

Initial goodwill impairment assessments as of November 4, 2012, based on forecasts in place at that time, indicated that fair value exceeded carrying value for each reporting unit. However, operating performance in our Best Buy Canada and Five Star reporting units fell significantly below expectations in the later part of the fiscal fourth quarter. Therefore, we updated our forecasts for Best Buy Canada and Five Star and tested for goodwill impairment as of the end of fiscal 2013 (11-month). The updated forecasts, which were used as the basis for our DCF valuations for goodwill testing purposes, reflected significantly lower cash flows than previously forecast. Our analysis for step one of detailed impairment testing indicated that carrying values exceeded fair values for both Best Buy Canada and Five Star. Step two entailed allocating the fair values determined from step one to the fair value of all recognized and appropriate unrecognized assets and liabilities to determine the implied fair value of goodwill. In both cases, this analysis led to the conclusion that goodwill had no value, and therefore we recorded full impairment of the goodwill associated with Best Buy Canada ($611 million) and Five Star ($208 million). The combined goodwill impairment expense of $819 million is included in our International segment.

For the Best Buy Domestic reporting unit, we determined that the fair value of the reporting unit exceeded its carrying value by a substantial margin and there were no events during the fourth quarter of fiscal 2013 (11-month) that would be more likely than not to reduce the fair value of the Domestic reporting unit below its carrying amount.

Refer to Note 3, Profit Share Buy-Out, for further information on the $1.2 billion goodwill impairment attributable to the Best Buy Europe reporting unit recorded in the fourth quarter of fiscal 2012. No goodwill impairments were recorded in fiscal 2011.

Tradenames and Customer Relationships

We have an indefinite-lived tradename related to Pacific Sales included within our Domestic segment. We also have indefinite-lived tradenames related to Future Shop, Five Star, The Carphone Warehouse and The Phone House included within our International segment.

We have definite-lived intangible assets related to customer relationships acquired as part of our acquisition of mindSHIFT within our Domestic segment, and Best Buy Europe within our International segment.

Our valuation of identifiable intangible assets acquired is based on information and assumptions available to us at the time of acquisition, using income and market approaches to determine fair value. We amortize definite-lived intangible assets over their estimated useful lives. We do not amortize our indefinite-lived tradenames, but test for impairment annually, or when indications of potential impairment exist.

We utilize the relief from royalty method to determine the fair value of each of our indefinite-lived tradenames. If the carrying value exceeds the fair value, we recognize an impairment loss in an amount equal to the excess. No impairments were identified during fiscal 2013 (11-month).

The changes in the carrying amount of goodwill and indefinite-lived tradenames by segment were as follows in fiscal 2013 (11-month), 2012 and 2011 ($ in millions):

	Goodwill			Indefinite-Lived Tradenames
	Domestic	International	Total	Domestic	International	Total
Balances at February 27, 2010	$434	$2,018	$2,452	$32	$80	$112
Acquisitions	—	5	5	—	—	—
Impairments(1)	—	—	—	(10)	—	(10)
Sale of business(2)	(12)	—	(12)	(1)	—	(1)
Changes in foreign currency exchange rates	—	9	9	—	4	4
Balances at February 26, 2011	422	2,032	2,454	21	84	105
Acquisitions(3)	94	—	94	1	—	1
Impairments	—	(1,207)	(1,207)	—	—	—
Sale of business	—	(7)	(7)	(3)	(2)	(5)
Changes in foreign currency exchange rates	—	1	1	—	1	1
Other(4)	—	—	—	—	28	28
Balances at March 3, 2012	516	819	1,335	19	111	130
Acquisitions(5)	15	—	15	—	—	—
Impairments	(3)	(819)	(822)	—	—	—
Changes in foreign currency exchange rates	—	—	—	—	1	1
Balances at February 2, 2013	$528	$—	$528	$19	$112	$131

(1)
As part of our fiscal 2011 restructuring activities, we recorded an impairment charge related to certain indefinite-lived tradenames in our Domestic segment. See Note 7, Restructuring Charges, for further information.

(2)	As a result of the sale of our Speakeasy business in the second quarter of fiscal 2011, we eliminated the carrying value of the related goodwill and indefinite-lived tradenames as of the date of sale.

(3)	Represents goodwill acquired, primarily as a result of the mindSHIFT acquisition in fiscal 2012.

(4)
Represents the transfer of certain definite-lived tradenames (at their net book value) to indefinite-lived tradenames following our decision to no longer phase out certain tradenames. We believe these tradenames will continue to contribute to our future cash flows indefinitely.

(5)	Represents goodwill acquired, primarily as a result of an acquisition made by mindSHIFT in fiscal 2013 (11-month).

The following table provides the gross carrying amount of goodwill and cumulative goodwill impairment losses ($ in millions):

	February 2, 2013		March 3, 2012
	Gross Carrying Amount	Cumulative Impairment	Gross Carrying Amount	Cumulative Impairment
Goodwill	$2,608	$(2,080)	$2,596	$(1,261)

Our tradenames and customer relationships were as follows ($ in millions):

	February 2, 2013		March 3, 2012
	Tradenames	Customer Relationships	Tradenames	Customer Relationships
Indefinite-lived	$131	$—	$130	$—
Definite-lived	—	203	—	229
Total	$131	$203	$130	$229

The following table provides the gross carrying amount and related accumulated amortization of definite-lived intangible assets ($ in millions):

	February 2, 2013		March 3, 2012
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Customer relationships	$475	$(272)	$453	$(224)

Total amortization expense was $5 million, $1 million, and $0 million in fiscal 2013 (11-month), 2012, and 2011, respectively. At February 2, 2013, future continuing operations amortization expense for identifiable intangible assets for the next five fiscal years was expected to be ($ in millions):

Fiscal Year
2014	$6
2015	6
2016	6
2017	6
2018	6
Thereafter	47

Lease Rights

Lease rights represent costs incurred to acquire the lease of a specific commercial property. Lease rights are recorded at cost and are amortized to rent expense over the remaining lease term, including renewal periods, if reasonably assured. Amortization periods range up to 15 years, beginning with the date we take possession of the property.

The following table provides the gross carrying amount and related accumulated amortization of lease rights ($ in millions):

	February 2, 2013		March 3, 2012
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Lease rights	$132	$(73)	$130	$(73)

Lease rights amortization expense was $5 million, $5 million, and $6 million in fiscal 2013 (11-month), 2012 and 2011, respectively. We expect current lease rights amortization expense to be approximately $3 million for each of the next five fiscal years

Investments
Investments

Debt Securities

Our long-term investments in debt securities are comprised of auction-rate securities ("ARS"). Based on our ability to market and sell these instruments, we classify ARS as available-for-sale and carry them at fair value. ARS were intended to behave like short-term debt instruments because their interest rates reset periodically through an auction process, typically at intervals of 7, 28 and 35 days. Investments in these securities can be sold for cash at par value on the auction date if the auction is successful. The majority of our ARS are AAA/Aaa or AA/Aa rated. The AAA/Aaa rated ARS are collateralized by student loans, which are guaranteed 95% to 100% by the U.S. government, while the AA/Aa rated ARS are municipal revenue bonds, insured by bond insurers. We also hold ARS that are in the form of municipal revenue bonds, which are AA/Aa-rated and insured by bond insurers. We do not have any investments in securities that are collateralized by assets that include mortgages or subprime debt. Our intent with these investments is to recover the full principal amount through a successful auction process, a sale outside of the auction process, a refinancing or settlement upon maturity. See Note 5, Investments, for further information.

In accordance with our investment policy, we place our investments in debt securities with issuers who have high-quality credit and limit the amount of investment exposure to any one issuer. The primary objective of our investment activities is to preserve principal and maintain a desired level of liquidity to meet working capital needs. We seek to preserve principal and minimize exposure to interest rate fluctuations by limiting default risk, market risk and reinvestment risk.
Other Investments

We also have investments that are accounted for on either the cost method or the equity method that we include in Equity and Other Investments in our Consolidated Balance Sheets.

We review the key characteristics of our debt and other investments portfolio and their classification in accordance with GAAP on a quarterly basis, or when indications of potential impairment exist. If a decline in the fair value of a security is deemed by management to be other-than-temporary, we write down the cost basis of the investment to fair value, and the amount of the write-down is included in net earnings. We incurred $27 million of investment impairments in fiscal 2013 (11-month) associated with Phase One of our Renew Blue restructuring plan. See Note 7, Restructuring Charges, for further information.

Insurance

Insurance

We are self-insured for certain losses related to health, workers' compensation and general liability claims, although we obtain third-party insurance coverage to limit our exposure to these claims. A portion of these self-insured losses are managed through a wholly-owned insurance captive. We estimate our self-insured liabilities using a number of factors, including historical claims experience, an estimate of incurred but not reported claims, demographic and severity factors, and valuations provided by independent third-party actuaries.

Income Taxes

Income Taxes

We account for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. We record a valuation allowance to reduce the carrying amounts of deferred tax assets if it is more likely than not that such assets will not be realized.

In determining our provision for income taxes, we use an annual effective income tax rate based on annual income, permanent differences between book and tax income, and statutory income tax rates. The effective income tax rate also reflects our assessment of the ultimate outcome of tax audits. We adjust our annual effective income tax rate as additional information on outcomes or events becomes available. Discrete events such as audit settlements or changes in tax laws are recognized in the period in which they occur.

Our income tax returns are periodically audited by U.S. federal, state and local and foreign tax authorities. At any one time, multiple tax years are subject to audit by the various tax authorities. In evaluating the tax benefits associated with our various tax filing positions, we record a tax benefit for uncertain tax positions using the highest cumulative tax benefit that is more likely than not to be realized. A number of years may elapse before a particular matter, for which we have established a liability, is audited and effectively settled. We adjust our liability for unrecognized tax benefits in the period in which we determine the issue is effectively settled with the tax authorities, the statute of limitations expires for the relevant taxing authority to examine the tax position or when more information becomes available. We include our liability for unrecognized tax benefits, including accrued penalties and interest, in Accrued income taxes and Long-term liabilities on our Consolidated Balance Sheets and in Income tax expense in our Consolidated Statements of Earnings.

Accrued Liabilities

Accrued Liabilities

The major components of accrued liabilities at February 2, 2013, and March 3, 2012, were deferred revenue, state and local tax liabilities, rent-related liabilities including accrued real estate taxes, loyalty program liabilities and self-insurance reserves.

Long-Term Liabilities

Long-Term Liabilities

The major components of long-term liabilities at February 2, 2013, and March 3, 2012, were unrecognized tax benefits, rent-related liabilities, deferred revenue, deferred compensation plan liabilities and self-insurance reserves.

Foreign Currency

Foreign Currency

Foreign currency denominated assets and liabilities are translated into U.S. dollars using the exchange rates in effect at our consolidated balance sheet date. For operations reported on a one-month lag, we use the exchange rates in effect one month prior to our consolidated balance sheet date. Results of operations and cash flows are translated using the average exchange rates throughout the period. The effect of exchange rate fluctuations on translation of assets and liabilities is included as a component of Shareholders' equity in Accumulated other comprehensive income. Gains and losses from foreign currency transactions, which are included in SG&A, have not been significant in any of the periods presented.

Revenue Recognition

Revenue Recognition

Our revenue arises primarily from sales of merchandise and services. We also record revenue from sales of service contracts, extended warranties, other commissions and credit card programs. Revenue excludes sales taxes collected.

We recognize revenue when the sales price is fixed or determinable, collection is reasonably assured and the customer takes possession of the merchandise, or in the case of services, the service has been provided. Revenue is recognized for store sales when the customer receives and pays for the merchandise. For online sales, we defer revenue and the related product costs for shipments that are in-transit to the customer, and recognize revenue at the time the customer receives the product. Online customers typically receive goods within a few days of shipment. Revenue from merchandise sales and services is reported net of sales returns, including an estimate of future returns based on historical return rates, with a corresponding reduction to cost of sales. Our sales returns reserve was $14 million and $18 million at February 2, 2013, and March 3, 2012, respectively.

We sell service contracts and extended warranties that typically have terms ranging from three months to four years. We also receive commissions for customer subscriptions with various third parties, notably from mobile phone network operators. In instances where we are deemed to be the obligor on the service contract or subscription, the service and commission revenue is deferred and recognized ratably over the term of the service contract or subscription period. In instances where we are not deemed to be the obligor on the service contract or subscription, commissions are recognized in revenue when such commission has been earned, primarily driven by customer activation. Service and commission revenues earned from the sale of extended warranties represented 2.4%, 2.4% and 2.3% of revenue in fiscal 2013 (11-month), 2012 and 2011, respectively.

For revenue transactions that involve multiple deliverables, we defer the revenue associated with any undelivered elements. The amount of revenue deferred in connection with the undelivered elements is determined using the relative fair value of each element, which is generally based on each element's relative retail price.

At February 2, 2013, and March 3, 2012, deferred revenue included within Accrued liabilities in our Consolidated Balance Sheets was $451 million and $469 million, respectively. At February 2, 2013, and March 3, 2012, deferred revenue included within Long-term liabilities in our Consolidated Balance Sheets was $62 million and $96 million, respectively.

For additional information related to our credit card arrangements and customer loyalty programs, see Credit Services and Financing and Sales Incentives, respectively, below.

Gift Cards

Gift Cards

We sell gift cards to our customers in our retail stores, through our websites and through selected third parties. We do not charge administrative fees on unused gift cards, and our gift cards do not have an expiration date. We recognize revenue from gift cards when: (i) the gift card is redeemed by the customer, or (ii) the likelihood of the gift card being redeemed by the customer is remote ("gift card breakage"), and we determine that we do not have a legal obligation to remit the value of unredeemed gift cards to the relevant jurisdictions. We determine our gift card breakage rate based upon historical redemption patterns. Based on our historical information, the likelihood of a gift card remaining unredeemed can be determined 24 months after the gift card is issued. At that time, we recognize breakage income for those cards for which the likelihood of redemption is deemed remote and we do not have a legal obligation to remit the value of such unredeemed gift cards to the relevant jurisdictions. Gift card breakage income is included in revenue in our Consolidated Statements of Earnings

Credit Services and Financing

Credit Services and Financing

In the U.S., we have private-label and co-branded credit card agreements with banks for the issuance of promotional financing and customer loyalty credit cards bearing the Best Buy brand. Under the agreements, the banks manage and directly extend credit to our customers. Cardholders who choose a private-label credit card can receive low- or zero-interest promotional financing on qualifying purchases.

The banks are the sole owner of the accounts receivable generated under the programs and absorb losses associated with non-payment by the cardholders and fraudulent usage of the accounts. Accordingly, we do not hold any consumer receivables related to these programs. We earn revenue from fees the banks pay to us based on the number of new account activations and the performance of the portfolio. In accordance with accounting guidance for revenue arrangements with multiple deliverables, we defer revenue received from account activations and recognize on a straight-line basis over the remaining term of the applicable agreement with the banks. The banks may also reimburse us for certain costs such as tender costs and Reward Zone points associated with our programs. We pay financing fees, which are recognized as a reduction of revenue, to the banks, and these fees are variable based on certain factors such as the London Interbank Offered Rate ("LIBOR"), charge volume and/or the types of promotional financing offers.

We also have similar agreements for the issuance of private-label and/or co-branded credit cards with banks for our businesses in Canada, China and Mexico, and we account for these programs in a manner consistent with the U.S. agreements.

In addition to our private-label and co-branded credit cards, we also accept Visa®, MasterCard®, Discover®, JCB® and American Express® credit cards, as well as debit cards from all major international networks.

Sales Incentives
Sales Incentives

We frequently offer sales incentives that entitle our customers to receive a reduction in the price of a product or service. Sales incentives include discounts, coupons and other offers that entitle a customer to receive a reduction in the price of a product or service either at the point of sale or by submitting a claim for a refund or rebate. For sales incentives issued to a customer in conjunction with a sale of merchandise or services, for which we are the obligor, the reduction in revenue is recognized at the time of sale, based on the retail value of the incentive expected to be redeemed.

Customer Loyalty Programs

We have customer loyalty programs which allow members to earn points for each qualifying purchase. Points earned enable members to receive a certificate that may be redeemed on future purchases at our Best Buy branded stores. There are two ways that members may participate and earn loyalty points.

First, we have customer loyalty programs where members earn points for each purchase. Depending on the customer's membership level within our loyalty program, certificates expire either three or six months from the date of issuance. The retail value of points earned by our loyalty program members is included in accrued liabilities and recorded as a reduction of revenue at the time the points are earned, based on the percentage of points that are projected to be redeemed.

Second, under our co-branded credit card agreements with banks, we have a customer loyalty credit card bearing the Best Buy brand. Cardholders earn points for purchases made at our stores and related websites in the U.S., as well as purchases at other merchants. Points earned entitle cardholders to receive certificates that may be redeemed on future purchases at our stores and related websites. Certificates expire either three or six months from the date of issuance. The retail value of points earned by our cardholders is included in accrued liabilities and recorded as a reduction of revenue at the time the points are earned, based on the percentage of points that are projected to be redeemed.

We recognize revenue when: (i) a certificate is redeemed by the customer, (ii) a certificate expires or (iii) the likelihood of a certificate being redeemed by a customer is remote ("certificate breakage"). We determine our certificate breakage rate based upon historical redemption patterns.

Cost of Goods Sold

Cost of Goods Sold and Selling, General and Administrative Expenses

The following table illustrates the primary costs classified in each major expense category:

Cost of Goods Sold
•	Total cost of products sold including:
	—	Freight expenses associated with moving merchandise inventories from our vendors to our distribution centers;
	—	Vendor allowances that are not a reimbursement of specific, incremental and identifiable costs to promote a vendor's products; and
	—	Cash discounts on payments to merchandise vendors;
•	Cost of services provided including:
	—	Payroll and benefits costs for services employees; and
	—	Cost of replacement parts and related freight expenses;
•	Physical inventory losses;
•	Markdowns;
•	Customer shipping and handling expenses;
•	Costs associated with operating our distribution network, including payroll and benefit costs, occupancy costs, and depreciation; and
•	Freight expenses associated with moving merchandise inventories from our distribution centers to our retail stores.

SG&A
•	Payroll and benefit costs for retail and corporate employees;
•	Occupancy and maintenance costs of retail, services and corporate facilities;
•	Depreciation and amortization related to retail, services and corporate assets;
•	Advertising costs;
•	Vendor allowances that are a reimbursement of specific, incremental and identifiable costs to promote a vendor's products;
•	Tender costs, including bank charges and costs associated with credit and debit card interchange fees;
•	Charitable contributions;
•	Outside and outsourced service fees;
•	Long-lived asset impairment charges; and
•	Other administrative costs, such as supplies, and travel and lodging.

Selling, General and Administrative Expenses

Cost of Goods Sold and Selling, General and Administrative Expenses

The following table illustrates the primary costs classified in each major expense category:

Cost of Goods Sold
•	Total cost of products sold including:
	—	Freight expenses associated with moving merchandise inventories from our vendors to our distribution centers;
	—	Vendor allowances that are not a reimbursement of specific, incremental and identifiable costs to promote a vendor's products; and
	—	Cash discounts on payments to merchandise vendors;
•	Cost of services provided including:
	—	Payroll and benefits costs for services employees; and
	—	Cost of replacement parts and related freight expenses;
•	Physical inventory losses;
•	Markdowns;
•	Customer shipping and handling expenses;
•	Costs associated with operating our distribution network, including payroll and benefit costs, occupancy costs, and depreciation; and
•	Freight expenses associated with moving merchandise inventories from our distribution centers to our retail stores.

SG&A
•	Payroll and benefit costs for retail and corporate employees;
•	Occupancy and maintenance costs of retail, services and corporate facilities;
•	Depreciation and amortization related to retail, services and corporate assets;
•	Advertising costs;
•	Vendor allowances that are a reimbursement of specific, incremental and identifiable costs to promote a vendor's products;
•	Tender costs, including bank charges and costs associated with credit and debit card interchange fees;
•	Charitable contributions;
•	Outside and outsourced service fees;
•	Long-lived asset impairment charges; and
•	Other administrative costs, such as supplies, and travel and lodging.

Vendor Allowances

Vendor Allowances

We receive funds from vendors for various programs, primarily as reimbursements for costs such as markdowns, margin protection, advertising and sales incentives.

Vendor allowances provided as a reimbursement of specific, incremental and identifiable costs incurred to promote a vendor's products are included in SG&A as an expense reduction when the cost is incurred. All other vendor allowances are generally in the form of receipt-based funds or sell-through credits. Receipt-based funds are generally determined based on our level of inventory purchases and initially deferred and recorded as a reduction of merchandise inventories. The deferred amounts are then included as a reduction of cost of goods sold when the related product is sold. Sell-through credits are generally based on the number of units we sell over a specified period and are recognized when the related product is sold.

Advertising Costs
Advertising Costs

Advertising costs, which are included in SG&A, are expensed the first time the advertisement runs. Advertising costs consist primarily of print and television advertisements as well as promotional events. Net advertising expenses were $732 million, $828 million and $710 million in fiscal 2013 (11-month), 2012 and 2011, respectively.

Pre-Opening Costs	Pre-Opening Costs Non-capital expenditures associated with opening new stores are expensed as incurred.
Stock-Based Compensation
Stock-Based Compensation

We apply the fair value recognition provisions of accounting guidance as they relate to our stock-based compensation, which require us to recognize expense for the fair value of our stock-based compensation awards. We recognize compensation expense on a straight-line basis over the requisite service period of the award (or to an employee's eligible retirement date, if earlier).

New Accounting Standards
New Accounting Standards

Comprehensive Income — In June 2011, the FASB issued new guidance on the presentation of comprehensive income. Specifically, the new guidance requires an entity to present components of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive statements. The new guidance eliminated the previous option to report other comprehensive income and its components in the statement of changes in equity. While the new guidance changes the presentation of comprehensive income, there are no changes to the components that are recognized in net income or other comprehensive income under current accounting guidance. This new guidance was effective for fiscal years and interim periods beginning after December 15, 2011. Accordingly, we adopted the new guidance on March 4, 2012, and have presented total comprehensive income in the Consolidated Statements of Comprehensive Income.